Goodwill and Other Intangible Assets	12 Months Ended
Apr. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

NOTE 7	GOODWILL AND OTHER INTANGIBLE ASSETS
A summary of changes in goodwill during the years ended April 30, 2017 and 2016, by reportable segment is as follows:

	U.S. Retail Coffee	U.S. Retail Consumer Foods	U.S. Retail Pet Foods	International and Foodservice	Total
Balance at May 1, 2015	$1,742.9	$1,140.8	$2,812.1	$315.8	$6,011.6
Acquisitions (A)	348.0	494.7	(842.6)	130.7	130.8
Divestiture	—	(33.6)	—	(14.2)	(47.8)
Other (B)	—	(1.0)	—	(2.5)	(3.5)
Balance at April 30, 2016	$2,090.9	$1,600.9	$1,969.5	$429.8	$6,091.1
Other (B)	—	(1.9)	—	(12.1)	(14.0)
Balance at April 30, 2017	$2,090.9	$1,599.0	$1,969.5	$417.7	$6,077.1

(A)
As a result of the Big Heart acquisition in 2015, we recognized a total of $3.0 billion of goodwill, representing the value we expect to achieve through the implementation of operational synergies and growth opportunities across our segments. The purchase price allocation was finalized in 2016 and included the allocation of goodwill across all reportable segments based on the synergies anticipated to be achieved by each individual reporting unit. For further discussion on the Big Heart acquisition, see Note 2: Acquisition. Additionally, the purchase price allocation was finalized for the Sahale Snacks, Inc. acquisition in 2016, resulting in an immaterial adjustment to goodwill.

(B)	The amounts classified as other represent foreign currency exchange adjustments for the years ended April 30, 2017 and 2016.
The following table summarizes our other intangible assets and related accumulated amortization and impairment charges, including foreign currency exchange adjustments.

	April 30, 2017			April 30, 2016
Acquisition Cost		Accumulated Amortization/ Impairment Charges/ Foreign Currency Exchange	Net	Acquisition Cost	Accumulated Amortization/ Impairment Charges/ Foreign Currency Exchange	Net
Finite-lived intangible assets subject to amortization:
Customer and contractual relationships	$3,520.1	$802.1	$2,718.0	$3,520.1	$639.9	$2,880.2
Patents and technology	168.5	101.4	67.1	168.5	88.4	80.1
Trademarks	556.4	112.7	443.7	525.4	78.7	446.7
Total intangible assets subject to amortization	$4,245.0	$1,016.2	$3,228.8	$4,214.0	$807.0	$3,407.0
Indefinite-lived intangible assets not subject to amortization:
Trademarks	$3,078.1	$157.0	$2,921.1	$3,109.1	$21.7	$3,087.4
Total other intangible assets	$7,323.1	$1,173.2	$6,149.9	$7,323.1	$828.7	$6,494.4

Amortization expense for finite-lived intangible assets was $205.9, $204.7, and $110.3 in 2017, 2016, and 2015, respectively. The weighted-average useful lives of the customer and contractual relationships, patents and technology, and trademarks are 23, 14, and
16 years, respectively. The weighted-average useful life of total finite-lived intangible assets is 22 years. Based on the carrying amount of intangible assets subject to amortization at April 30, 2017, the estimated amortization expense is $206.2 for 2018, $205.0 for 2019, $200.4 for 2020, $198.7 for 2021, and $193.3 for 2022. During 2016, we began amortizing the Crisco trademark that was previously an indefinite-lived intangible. The trademark was included in the annual impairment review performed as of February 1, 2016, and was not impaired. The annual amortization expense related to the Crisco trademark is approximately $8.0.

We review goodwill and other indefinite-lived intangible assets at least annually for impairment and more often if indicators of impairment exist. Prior to the annual impairment review performed as of February 1, 2017, we completed interim impairment analyses on the goodwill of the Pet Foods reporting unit and the indefinite-lived trademarks included within the U.S. Retail Pet Foods segment as a result of a decline in current year actual and forecasted net sales for the U.S. Retail Pet Foods segment, as well as an increase in our weighted-average cost of capital, which reflected the rising market-based interest rates throughout the year. As a result, we did not recognize a goodwill impairment charge related to the Pet Foods reporting unit; however, we did recognize an impairment charge of $75.7 related to certain indefinite-lived trademarks within the U.S. Retail Pet Foods segment, to the extent that carrying value exceeded the estimated fair value.

As of February 1, 2017, we completed the annual impairment review, in which goodwill impairment was tested at the reporting unit level for our seven reporting units. As part of our annual evaluation, we did not recognize any impairment charges related to our goodwill. The estimated fair value of each reporting unit and material indefinite-lived intangible asset was substantially in excess of its carrying value as of the annual test date, with the exception of the Pet Foods reporting unit and all indefinite-lived trademarks within the U.S. Retail Pet Foods segment. As a result of the annual impairment review, an immaterial impairment charge was recognized related to an indefinite-lived trademark, to the extent that the carrying value exceeded the estimated fair value.

Subsequent to the February 1, 2017 annual review, we updated our financial plan for 2018, which resulted in decreased projections in the U.S. Retail Pet Foods segment as compared to the projections used in the annual evaluation. As a result of the decline in projections, in conjunction with the narrow difference between estimated fair value and carrying value as of our February 1, 2017 annual test, we performed an additional impairment analysis on the goodwill of the Pet Foods reporting unit and the indefinite-lived trademarks included within the U.S. Retail Pet Foods segment. Goodwill impairment was not recognized related to the Pet Foods reporting unit at
April 30, 2017; however, additional sensitivity analyses were performed for the Pet Foods reporting unit, assuming a hypothetical
50-basis-point decrease in the expected long-term growth rate or a hypothetical 50-basis-point increase in the weighted-average cost of capital. Both scenarios independently yielded an estimated fair value for the Pet Foods reporting unit at or slightly below carrying value. The additional impairment analysis did result in total incremental impairment charges of $52.8 related to certain indefinite-lived trademarks within the U.S. Retail Pet Foods segment, to the extent that the carrying value exceeded the estimated fair value at April 30, 2017. These indefinite-lived trademarks remain susceptible to future impairment charges as the carrying value approximates estimated fair value at
April 30, 2017.

During 2017, we recognized total impairment charges of $133.2 related to certain indefinite-lived trademarks with a total estimated fair value of $1.0 billion at April 30, 2017. These charges were included as a noncash charge in our Statement of Consolidated Income.